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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69414) of Mercury Air Group, Inc. of our report dated September 21, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Los Angeles, California
September 28, 2004